                                                                    Exhibit 10.4

================================================================================

                     MASTER LEASE NO. 1 AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                     MASTER LEASE NO. 1 AMENDMENT AGREEMENT

     THIS MASTER LEASE NO. 1 AMENDMENT AGREEMENT (hereinafter this "Agreement") is dated as of the 30 day of June, 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated May 14, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 1 Partial Lease Termination Agreement bearing even date herewith (the "Partial Lease Termination"), pursuant to which the Lease was terminated as it applied to certain properties.

     D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. No Accrued Rent. Lessor and Tenant acknowledge and agree that a Refinancing Transaction has occurred and that, therefore, the Base Rent provided for in the Lease shall at all times be payable on a current basis, not partly on a current basis and partly on an accrual basis, and, notwithstanding anything to the contrary contained in the Lease, Lessor and Tenant agree that, for all purposes of the Lease, (a) Accrued Rent and Accrued Rent Interest shall equal zero, (b) a Refinancing Transaction shall be deemed to have occurred under subsection (i), (ii) and/or

(iii) of the definition of "Refinancing Transaction" contained in Section 2.1 of the Lease, (c) Base Rent shall at all times equal Current Rent and vice versa,
(d) the Unpaid Accrued Rent Due Date shall be deemed to have occurred on the date of this Agreement, and (e) Schedule 2.1B of the Lease is hereby deleted from the Lease.

     3. Base Rent and Current Rent Amendments.

          (a) Relative to the definitions of "Base Rent" and "Current Rent" contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from July 1, 2003 through April 30, 2004, be equal to Forty-Nine Million Three Hundred Ninety-Seven Thousand Three Hundred Thirty-Eight and 1/100 Dollars ($49,397,338.01) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of "Base Rent" or subsection (b) of the definition of "Current Rent", as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms; and

          (b) The definition of "Current Rent" contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the words "two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection (b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent)" and substituting in their place the words "three and one-half percent (3.5%) of the Prior Period Base Rent."

     4. New Definition. Section 2.1 of the Lease is hereby amended by adding thereto, in the proper alphabetical location, the following new definition:
""Lease Amendment Date": means June 30, 2003."

     5. Amendment to Section 19.2. The second sentence of Section 19.2 of the Lease is hereby amended by adding to the end thereof a comma and the words "subject to the terms of Section 19.2.1 below."

     6. New Section 19.2.1. Article XIX of the Lease is hereby amended by adding thereto the following new Section 19.2.1:

     "Section 19.2.1 First Extension Term Rental Adjustment. Included within the Leased Property(ies) as of the Lease Amendment Date are certain properties described on Schedule

19.2.1 hereto (the "Section 19.2.1 Properties"), which have Fixed Term Expiration Dates as set forth on such Schedule 19.2.1. Lessor and Tenant agree that:

          (a) In the event this Lease is extended as to a particular Renewal Group that includes a Section 19.2.1 Property(ies) for the first Extended Term,
(i) the amount of the Base Rent and Current Rent that is attributable to such
Section 19.2.1 Property(ies) for the first year of such first Extended Term shall, pursuant to this Section 19.2.1, be adjusted from the amount that would otherwise have been applicable but for the application of this Section 19.2.1 to equal instead the respective amount(s) thereof set forth on Schedule 19.2.1,
(ii) the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties shall be revised to reflect such adjustment, and (iii) Exhibit C to this Lease shall be revised to reflect such adjustment(s) relative to the
Section 19.2.1 Property(ies) and revision in the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties and incorporate the respective revised Transferred Property Percentages of all of the Leased Properties resulting from such adjustment(s) and revision.

          (b) Notwithstanding the foregoing or anything to the contrary contained in this Section 19.2.1, this Section 19.2.1 shall not apply, and shall be of no force or effect, (i) if Lessor exercises the Reset Option and/or (ii) as to any Renewal Group that does not include any Section 19.2.1 Property(ies)."

     7. Article XXVI Amendments. Article XXVI of the Lease is hereby amended in the following respects:

          (a) Section 26.1 of the Lease is hereby amended by adding to the end of subsection (j) thereof the word "and" and by adding thereafter the following new subsections:

     "(k) Within three (3) Business Days following Tenant's receipt thereof, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for or by Tenant or at Tenant's direction other than those prepared by its independent auditors;

     (l) Within sixty (60) days after the close of each fiscal quarter, for any insurance company owned or controlled by Tenant (a "Captive Insurance Company"), an unaudited balance sheet and statement of operations as of the close of each such period and the related unaudited statements of income, cash flows and stockholders equity for such period and for the year to date of each Captive Insurance Company, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments;

     (m) Within one hundred eighty (180) days after the close of each Fiscal Year, for each Captive Insurance Company, a balance sheet and statement of operations as of the close of such Fiscal Year and the related statements of income, cash flows and stockholder's equity for such Fiscal Year, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon;

     (n) Contemporaneously with the Lease Amendment Date, copies of the organizational documents, including, without limitation, any amendments thereto prior to the Lease Amendment Date, for each Captive Insurance Company, and, within five (5) Business Days following entry into any subsequent amendment thereof, a true, correct and complete copy of any such amendment;

     (o) Within sixty (60) days following the end of each quarter during the Term, reports, as of such quarter-end, (i) indicating the amount of the then current "total loss pick" set for professional negligence and malpractice claims against Tenant and its Subsidiaries and Affiliates and the then current breakdown of such "total loss pick" (x) between claims incurred and reported and claims incurred but not yet reported and (y) among claims incurred, whether or not reported, that are (1) insured by the Captive Insurance Company(ies), (2) insured by insurers other than a Captive Insurance Company, and (3) not insured by a Captive Insurance Company or another insurer, (ii) indicating the amount to be reserved by Tenant at the aforesaid then current "total loss pick" for claims, whether or not reported, that are uninsured or that are insured by the Captive Insurance Company(ies) and a reasonably detailed explanation of how such reserved amount was calculated and determined, (iii) identifying the portion of the reserve amount referenced in subsection (ii) above that will be funded, and the portion of such reserve that will not be funded, to the Captive Insurance Company(ies) by Tenant, and (iv) confirming that the amount to be funded to the Captive Insurance Company(ies) by Tenant is being funded on budget or, if there is a shortfall in the funding of the amount to be funded, detailing Tenant's plan for funding such shortfall to the Captive Insurance Company(ies), and, in addition, in each monthly Officer's Certificate delivered by Tenant pursuant to subsection (a) above, Tenant shall include therein a certification that Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations;

     (p) On or prior to the date which is one hundred (100) days following the end of each Fiscal Year, a report that allocates all professional negligence and malpractice liability expenses incurred by Tenant and its Subsidiaries and Affiliates during such preceding Fiscal Year to each Facility under this Lease, to each of the other Facilities under the Leases and to all other healthcare-related facilities of Tenant and its Subsidiaries and Affiliates that are not leased by Tenant under the Leases and that explains the methodology of such allocation in reasonable detail;

     (q) Within thirty (30) days following the end of each month during the Term, Medicaid Rate Variance Reports, as of such month-end, prepared by Tenant for the Facilities under this Lease, and under all of the Leases, that are skilled nursing facilities, which report shall be substantially in the form delivered by Tenant to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, within forty-five (45) days following the end of each month during the Term, the "Dennis Henson Medicaid Rate Report," or a substantially similar report reasonably acceptable to Lessor, each as of such month-end, providing a state by state evaluation and prediction of Medicaid rates;

     (r) Within forty-five (45) days following the end of each month during the Term, operating reports, as of such month-end, for each Facility under this Lease, and under each of the Leases, and for all Facilities under each of the Leases, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor;

     (s) Within thirty (30) days following the end of each month during the Term, a "QA Management Activity Report", as of such month-end, prepared by Tenant for each Facility under this Lease, and under each of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, relative thereto, promptly following Tenant's receipt of a written request therefor from Lessor, true, correct and complete copies of any survey deficiency reports and/or plans of correction relative to any of the aforesaid Facilities designated by Lessor;

     (t) Within sixty (60) days after the commencement of each Fiscal Year, an annual capital expenditures budget for such Fiscal Year, relating only to the Leased Properties, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor and, within fifteen (15) days after any material amendment to such annual capital expenditures budget, a true, correct and complete copy of such amendment;

     (u) Within forty-five (45) days following the end of each month during the Term, a capital expenditures report, as of such month-end, relative to each Facility under this Lease and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, including with each such report, project level expenditure detail by Facility;

     (v) Within thirty (30) days after the close of each of the first three fiscal quarters, and within thirty (30) days after the close of each Fiscal Year, a report, in form reasonably acceptable to Lessor, regarding changes in the number of licensed beds and so-called "banked beds", at each Facility, at all Facilities in the aggregate under this Lease and at all Facilities in the aggregate under all of the Leases."

          (b) Section 26.3 of the Lease is hereby amended by adding to the end thereof the following additional provisions: "Relative to the foregoing matters,
(a) Tenant agrees that those officers and managerial-level employees of Tenant and its Subsidiaries and Affiliates as are reasonably designated by Lessor shall attend the above described quarterly and/or Facility level meetings and reviews,
(b) each of the aforesaid quarterly meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur on the first Tuesday that is more than fifteen (15) days following the earlier of the date of filing or the filing due date of the Form 1OQ or 10K, as applicable, that Tenant is required to file following the close of the quarter-to-be-reviewed, and (c) the aforesaid Facility level meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur simultaneously with the aforesaid quarterly meetings and reviews and, in addition, from time to time at other times designated by Lessor upon ten (10) Business Days written notice to Tenant."

          (c) Article XXVI of the Lease is hereby amended by adding to the end thereof the following new Section 26.5, Section 26.6 and Section 26.7:

     "Section 26.5 Additional Tenant Assistance. Tenant agrees that Tenant's chief executive officer and chief financial officer shall be made available by Tenant, upon two (2) Business Days (five (5) Business Days, if an in-person meeting is required) prior verbal and electronic notice from Lessor, to hold meetings with, make presentations to and/or answer questions and inquiries by investment advisers, analysts, underwriters, bankers and other lenders, rating agencies and other persons and organizations designated by Lessor in connection with transactions conducted by Lessor from time to time. Tenant shall not be required to incur any out-of-pocket expenses (other than nominal expenses) in connection with any such request by Lessor.

     Section 26.6 Electronic Format. All reports, statements and other materials delivered by or on behalf of Tenant to Lessor under this Article XXVI shall be delivered to Lessor in electronic format, if available.

     Section 26.7 Similar Reports. If Tenant shall at any time begin to prepare new or additional reports, statements or other materials containing the same or similar information as is contained in any of the reports, statements or other materials that Tenant is required to deliver to Lessor by the terms of the other Sections of this Article XXVI, Tenant shall deliver such new or additional reports, statements or other materials to Lessor, promptly following Tenant's preparation of the same."

     8. New Section 40.18.1. Article XL of the Lease is hereby amended by adding thereto the following new Section 40.18.1:

     "Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with that certain Master Lease Agreement dated as of December 12, 2001 between Ventas Finance I, LLC, as successor to Ventas Realty, Limited Partnership, and Tenant or with any other lease of any Master Lease Leased Property(ies), and this Lease is the Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the same Renewal Group number as was originally applicable to such Master Lease Leased Property as of April 20, 2001, as set forth as of such date in Exhibit D to that certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 between Lessor and Tenant. For example, if the aforesaid Master Lease Agreement dated as of December 12, 2001 is combined with this Lease and this Lease is the Section 40.18 Lease, Muncie Health Care & Rehab (Facility #IN
406), assuming it remains one of the Master Lease Leased Properties covered by such December 12, 2001 lease, would, following such combination, be a part of, and re-join, Renewal Group No. 1, which is the Renewal Group of which it was a part as of April 20, 2001 under Exhibit D to the aforesaid April 20, 2001 lease)."

     9. New Exhibit C. Effective as of July 1, 2003, Exhibit C to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

     10. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

     11. New Schedule 19.2.1 The Lease is hereby amended to add thereto a new
Schedule 19.2.1 in the form of Attachment 3 to this Agreement.

     12. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     13. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     14. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     15. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     16. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     17. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     18. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                        TENANT:

                                        KINDRED HEALTHCARE, INC., a
                                        Delaware corporation formerly known as
                                        Vencor, Inc.


                                        By: /s/ Joseph L. Landenwich
                                            ------------------------------------
                                        Name:  Joseph L. Landenwich
                                        Title: Vice President of Corporate Legal
                                               Affairs and Corporate Secretary


                                        TENANT:

                                        KINDRED HEALTHCARE OPERATING, INC.,
                                        a Delaware corporation formerly known as Vencor Operating, Inc.


                                        By: /s/ Joseph L. Landenwich
                                            ------------------------------------
                                        Name:  Joseph L. Landenwich
                                        Title: Vice President of Corporate Legal
                                               Affairs and Corporate Secretary


                                        LESSOR:

                                        VENTAS REALTY, LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By: Ventas, Inc., a Delaware
                                            corporation, its general partner


                                            By: /s/ T. Richard Riney
                                                --------------------------------
                                                T. Richard Riney, Executive Vice
                                                President, General Counsel and
                                                Secretary

                                     CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended


By: /s/ James S. Ely, III
    ------------------------
Name: James S. Ely, III
Title: Managing Director

STATE OF NEW YORK             )
                              )
COUNTY OF NEW YORK            )

     This 26th day of June, 2003, personally came before me James Henderson, a Notary Public in and for said County and State, James S. Ely, III, who being by me duly sworn, says that he is the Managing Director of JPMORGAN CHASE BANK, a corporation, and that the seal affixed to the foregoing
------------------
instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said James S. Ely, III acknowledged the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this 26th day of June, 2003.


                                            /s/ James F. Henderson
                                            ------------------------------------
                                            Notary Public

My Commission Expires: November 30, 2005


----------------------------
[Notarial Stamp/Seal]

                                  ATTACHMENT 1

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages

----------------------------------------------------------------------------------------------
                                                                                 Percentage of
                                                                    Base Rent     Master Lease
                                                                   Commencing      Commencing
Facility ID                Facility Name                          July 1, 2003    July 1, 2003
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
    114       Arden Rehab & Healthcare Center                       506,191.44       1.0247%
----------------------------------------------------------------------------------------------
    127       Northwest Continuum Care Center                       464,995.61       0.9413%
----------------------------------------------------------------------------------------------
    132       Madison Healthcare & Rehab Center                     360,274.48       0.7293%
----------------------------------------------------------------------------------------------
    140       Wasatch Care Center                                   371,987.25       0.7531%
----------------------------------------------------------------------------------------------
    185       Heritage Health & Rehab Center                         38,917.11       0.0788%
----------------------------------------------------------------------------------------------
    191       Silas Creek Manor                                     508,544.73       1.0295%
----------------------------------------------------------------------------------------------
    198       Harrington House Nursing & Rehab Center               825,796.54       1.6717%
----------------------------------------------------------------------------------------------
    218       Cascade Rehab & Care Center                           329,594.66       0.6672%
----------------------------------------------------------------------------------------------
    327       Laurel Ridge Rehab & Nursing Center                   356,064.36       0.7208%
----------------------------------------------------------------------------------------------
    409       Mountain Valley Care & Rehab                          295,028.28       0.5973%
----------------------------------------------------------------------------------------------
    416       Park Place Health Care Center                         923,956.89       1.8705%
----------------------------------------------------------------------------------------------
    433       Parkview Acres Care & Rehab Center                    339,101.98       0.6865%
----------------------------------------------------------------------------------------------
    436       Valley Healthcare & Rehab Center                      390,648.08       0.7908%
----------------------------------------------------------------------------------------------
    441       Mountain Towers Healthcare & Rehab                    212,106.96       0.4294%
----------------------------------------------------------------------------------------------
    452       Sunnyside Care Center                                 233,668.94       0.4730%
----------------------------------------------------------------------------------------------
    462       Queen Anne Healthcare                                 596,850.79       1.2083%
----------------------------------------------------------------------------------------------
    507       Country Manor Rehab & Nursing Center                1,059,194.88       2.1442%
----------------------------------------------------------------------------------------------
    516       Hammersmith House Nursing Care Center                 154,800.30       0.3134%
----------------------------------------------------------------------------------------------

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages

----------------------------------------------------------------------------------------------
                                                                                 Percentage of
                                                                    Base Rent     Master Lease
                                                                   Commencing      Commencing
Facility ID                Facility Name                          July 1, 2003    July 1, 2003
----------------------------------------------------------------------------------------------
    518       Timberlyn Heights Nursing & Alzheimer's Center        426,290.67       0.8630%
----------------------------------------------------------------------------------------------
    525       La Veta Healthcare Center                             445,393.79       0.9017%
----------------------------------------------------------------------------------------------
    527       Briarwood Health Care Nursing Center                  216,824.20       0.4389%
----------------------------------------------------------------------------------------------
    538       West Roxbury Manor                                    111,927.29       0.2266%
----------------------------------------------------------------------------------------------
    550       Norway Rehab & Living Center                          176,705.55       0.3577%
----------------------------------------------------------------------------------------------
    552       Shore Village Rehab & Nursing Center                  299,480.13       0.6063%
----------------------------------------------------------------------------------------------
    555       Brentwood Manor Rehab & Nursing Center                178,300.69       0.3610%
----------------------------------------------------------------------------------------------
    558       Fieldcrest Manor Nursing Home                         213,444.98       0.4321%
----------------------------------------------------------------------------------------------
    562       Andrew House Healthcare                               370,186.85       0.7494%
----------------------------------------------------------------------------------------------
    567       Nutmeg Pavilion Healthcare                            546,789.98       1.1069%
----------------------------------------------------------------------------------------------
    577       Minerva Park Nursing & Rehab Center                   384,626.52       0.7786%
----------------------------------------------------------------------------------------------
    582       Colony House Nursing & Rehab Center                   351,106.91       0.7108%
----------------------------------------------------------------------------------------------
    640       Las Vegas Healthcare & Rehab Center                   381,700.18       0.7727%
----------------------------------------------------------------------------------------------
    738       Bay View Nursing & Rehab Center                       276,327.97       0.5594%
----------------------------------------------------------------------------------------------
    742       Sonoran Rehab & Care Center                           332,158.57       0.6724%
----------------------------------------------------------------------------------------------
    745       Aurora Care Center                                    565,721.90       1.1452%
----------------------------------------------------------------------------------------------
    767       Colony Oaks Care Center                               318,298.47       0.6444%
----------------------------------------------------------------------------------------------
    769       North Ridge Med. & Rehab Center                       677,766.45       1.3721%
----------------------------------------------------------------------------------------------
    772       Family Heritage Med. & Rehab Center                   213,418.21       0.4320%
----------------------------------------------------------------------------------------------
    779       Westview Nursing & Rehab Center                       430,744.96       0.8720%
----------------------------------------------------------------------------------------------
    783       Lexington Center for Health & Rehab                   622,837.69       1.2609%
----------------------------------------------------------------------------------------------
    784       Northfield Center for Health & Rehab                  670,977.51       1.3583%
----------------------------------------------------------------------------------------------

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages

----------------------------------------------------------------------------------------------
                                                                                 Percentage of
                                                                    Base Rent     Master Lease
                                                                   Commencing      Commencing
Facility ID                Facility Name                          July 1, 2003    July 1, 2003
----------------------------------------------------------------------------------------------
    806       Chapel Hill Rehab & Healthcare Center                 244,502.00       0.4950%
----------------------------------------------------------------------------------------------
    868       Lebanon County Manor                                  278,481.10       0.5638%
----------------------------------------------------------------------------------------------
   4602       Kindred Hospital So. Florida Coral Gables Campus      796,042.86       1.6115%
----------------------------------------------------------------------------------------------
   4618       Kindred Hospital Oklahoma City                      1,077,710.11       2.1817%
----------------------------------------------------------------------------------------------
   4619       Kindred Hospital Pittsburgh                         1,366,997.92       2.7674%
----------------------------------------------------------------------------------------------
   4620       LaGrange Community Hospital                           572,401.51       1.1588%
----------------------------------------------------------------------------------------------
   4628       Kindred Hospital Chattanooga                          818,603.37       1.6572%
----------------------------------------------------------------------------------------------
   4633       Kindred Hospital Louisville                         3,265,349.87       6.6104%
----------------------------------------------------------------------------------------------
   4637       Kindred Hospital Chicago North Campus               5,762,820.31      11.6663%
----------------------------------------------------------------------------------------------
   4638       Kindred Hospital Indianapolis                       1,830,265.32       3.7052%
----------------------------------------------------------------------------------------------
   4652       Kindred Hospital North Florida                      3,335,504.01       6.7524%
----------------------------------------------------------------------------------------------
   4656       Kindred Hospital Phoenix                              865,391.60       1.7519%
----------------------------------------------------------------------------------------------
   4659       Kindred Hospital Minnesota                          1,131,268.21       2.2901%
----------------------------------------------------------------------------------------------
   4680       Kindred Hospital St. Louis                          1,031,494.16       2.0882%
----------------------------------------------------------------------------------------------
   4690       Kindred Hospital - Chicago (Northlake Campus)       1,765,941.31       3.5750%
----------------------------------------------------------------------------------------------
   4693       Menlo Park Surgical Hospital                          749,303.03       1.5169%
----------------------------------------------------------------------------------------------
   4822       Kindred Hospital San Francisco Bay Area             1,660,901.98       3.3623%
----------------------------------------------------------------------------------------------
   4842       Kindred Hospital Westminster                        4,775,210.52       9.6669%
----------------------------------------------------------------------------------------------
   4848       Kindred Hospital San Diego                          1,890,396.07       3.8269%
----------------------------------------------------------------------------------------------

              Total Master Lease 1                               49,397,338.01     100.0000%
                                                                 =============================

                                  ATTACHMENT 2

                                    EXHIBIT D
                                 Renewal Groups

                                 Master Lease #1

-------------------------------------------------------------------------------------------------------------------------
     Facility                                                                                   Lease          Renewal
        ID                        Name                               City          State   Expiration Date   Group Number
-------------------------------------------------------------------------------------------------------------------------
1      4822     Kindred Hospital - San Francisco Bay Area       San Leandro          CA     April 30, 2008        #1
-------------------------------------------------------------------------------------------------------------------------
2      4618     Kindred Hospital - Oklahoma City                Oklahoma City        OK     April 30, 2008        #1
-------------------------------------------------------------------------------------------------------------------------
3       779     Westview Nursing & Rehab. Center                Bedford              IN     April 30, 2008        #1
-------------------------------------------------------------------------------------------------------------------------
4       783     Lexington Centre for Health & Rehab.            Lexington            KY     April 30, 2008        #1
-------------------------------------------------------------------------------------------------------------------------
5       784     Northfield Centre for Health & Rehab.           Louisville           KY     April 30, 2008        #1
-------------------------------------------------------------------------------------------------------------------------
6       577     Minerva Park Nursing & Rehab. Ctr.              Columbus             OH     April 30, 2008        #1
-------------------------------------------------------------------------------------------------------------------------
7       132     Madison Healthcare & Rehab. Ctr.                Madison              TN     April 30, 2008        #1
-------------------------------------------------------------------------------------------------------------------------
8      4659     Kindred Hospital - Minneapolis                  Golden Valley        MN     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
9      4619     Kindred Hospital - Pittsburgh                   Oakdale              PA     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
10      562     Andrew House Healthcare                         New Britain          CT     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
11      507     Country Manor Rehab. & Nsg. Center              Newburyport          MA     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     Facility                                                                                   Lease          Renewal
        ID                        Name                               City          State   Expiration Date   Group Number
-------------------------------------------------------------------------------------------------------------------------
12      582     Colony House Nsg. & Rehab. Ctr.                 Abington             MA     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
13      550     Norway Rehabilitation & Living Center           Norway               ME     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
14      558     Fieldcrest Manor Nursing Home                   Waldoboro            ME     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
15      806     Chapel Hill Rehab. & Healthcare Ctr.            Chapel Hill          NC     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
16      767     Colony Oaks Care Center                         Appleton             WI     April 30, 2008        #2
-------------------------------------------------------------------------------------------------------------------------
17     4693     Menlo Park Surgical Center                      Menlo Park           CA     April 30, 2008        #3
-------------------------------------------------------------------------------------------------------------------------
18     4842     Kindred Hospital - Westminster                  Westminster          CA     April 30, 2008        #3
-------------------------------------------------------------------------------------------------------------------------
19      525     La Veta Healthcare Center                       Orange               CA     April 30, 2008        #3
-------------------------------------------------------------------------------------------------------------------------
20      416     Park Place Health Care Center                   Great Falls          MT     April 30, 2008        #3
-------------------------------------------------------------------------------------------------------------------------
21      140     Wasatch Care Center                             Ogden                UT     April 30, 2008        #3
-------------------------------------------------------------------------------------------------------------------------
22      114     Arden Rehabilitation & Healthcare Ctr.          Seattle              WA     April 30, 2008        #3
-------------------------------------------------------------------------------------------------------------------------
23     4638     Kindred Hospital - Indianapolis                 Indianapolis         IN     April 30, 2013        #4
-------------------------------------------------------------------------------------------------------------------------
24      436     Valley Healthcare & Rehab. Center               Tucson               AZ     April 30, 2013        #4
-------------------------------------------------------------------------------------------------------------------------
25      742     Sonoran Rehab & Care Center                     Phoenix              AZ     April 30, 2013        #4
-------------------------------------------------------------------------------------------------------------------------
26      738     Bay View Nursing & Rehab. Center                Alameda              CA     April 30, 2013        #4
-------------------------------------------------------------------------------------------------------------------------
27      640     Las Vegas Healthcare & Rehab. Ctr.              Las Vegas            NV     April 30, 2013        #4
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     Facility                                                                                   Lease          Renewal
        ID                        Name                               City          State   Expiration Date   Group Number
-------------------------------------------------------------------------------------------------------------------------
28      462     Queen Anne Healthcare                           Seattle              WA     April 30, 2013        #4
-------------------------------------------------------------------------------------------------------------------------
29     4633     Kindred Hospital - Louisville                   Louisville           KY     April 30, 2013        #5
-------------------------------------------------------------------------------------------------------------------------
30      327     Laurel Ridge Rehab. & Nursing Ctr.              Jamaica Plain        MA     April 30, 2013        #5
-------------------------------------------------------------------------------------------------------------------------
31      527     Briarwood Health Care Nursing Ctr.              Needham              MA     April 30, 2013        #5
-------------------------------------------------------------------------------------------------------------------------
32      538     West Roxbury Manor                              West Roxbury         MA     April 30, 2013        #5
-------------------------------------------------------------------------------------------------------------------------
33      552     Shore Village Rehab. & Nursing Ctr.             Rockland             ME     April 30, 2013        #5
-------------------------------------------------------------------------------------------------------------------------
34      555     Brentwood Rehab. & Nsg. Center                  Yarmouth             ME     April 30, 2013        #5
-------------------------------------------------------------------------------------------------------------------------
35     4620     Kindred Hospital - LaGrange                     LaGrange             IN     April 30, 2010        #6
-------------------------------------------------------------------------------------------------------------------------
36      191     Silas Creek Manor                               Winston-Salem        NC     April 30, 2010        #6
-------------------------------------------------------------------------------------------------------------------------
37      868     Lebanon Country Manor                           Lebanon              OH     April 30, 2010        #6
-------------------------------------------------------------------------------------------------------------------------
38     4602     Vencor Hospital - Coral Gables                  Coral Gables         FL     April 30, 2010        #7
-------------------------------------------------------------------------------------------------------------------------
39     4652     Kindred Hospital - North Florida                Green Cove Spr.      FL     April 30, 2010        #7
-------------------------------------------------------------------------------------------------------------------------
40      567     Nutmeg Pavilion Healthcare                      New London           CT     April 30, 2010        #7
-------------------------------------------------------------------------------------------------------------------------
41      516     Hammersmith House Nsg. Care Ctr.                Saugus               MA     April 30, 2010        #7
-------------------------------------------------------------------------------------------------------------------------
42      518     Timberlyn Heights Nsg. & Alz. Ctr.              Great Barrington     MA     April 30, 2010        #7
-------------------------------------------------------------------------------------------------------------------------
43     4656     Kindred Hospital - Phoenix                      Phoenix              AZ     April 30, 2010        #8
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     Facility                                                                                  Lease           Renewal
        ID                        Name                               City          State   Expiration Date   Group Number
-------------------------------------------------------------------------------------------------------------------------
44     4848     Kindred Hospital - San Diego                    San Diego            CA     April 30, 2010        #8
-------------------------------------------------------------------------------------------------------------------------
45      745     Aurora Care Center                              Aurora               CO     April 30, 2010        #8
-------------------------------------------------------------------------------------------------------------------------
46      218     Cascade Care Center                             Caldwell             ID     April 30, 2010        #8
-------------------------------------------------------------------------------------------------------------------------
47      409     Mountain Valley Care and Rehab.                 Kellogg              ID     April 30, 2010        #8
-------------------------------------------------------------------------------------------------------------------------
48      433     Parkview Acres Care & Rehab Ctr.                Dillon               MT     April 30, 2010        #8
-------------------------------------------------------------------------------------------------------------------------
49      441     Mountain Towers Healthcare & Rehab              Cheyenne             WY     April 30, 2010        #8
-------------------------------------------------------------------------------------------------------------------------
50     4680     Kindred Hospital - St. Louis                    St. Louis            MO     April 30, 2010        #9
-------------------------------------------------------------------------------------------------------------------------
51     4628     Kindred Hospital - Chattanooga                  Chattanooga          TN     April 30, 2010        #9
-------------------------------------------------------------------------------------------------------------------------
52      198     Harrington House Nsg. & Rehab. Ctr.             Walpole              MA     April 30, 2010        #9
-------------------------------------------------------------------------------------------------------------------------
53     4690     Kindred Hospital - Chicago (Northlake Campus)   Northlake            IL     April 30, 2010        #10
-------------------------------------------------------------------------------------------------------------------------
54     4637     Kindred Hospital - Chicago North                Chicago              IL     April 30, 2010        #10
-------------------------------------------------------------------------------------------------------------------------
55      452     Sunnyside Care Center                           Salem                OR     April 30, 2010        #10
-------------------------------------------------------------------------------------------------------------------------
56      127     Northwest Continuum Care Center                 Longview             WA     April 30, 2010        #10
-------------------------------------------------------------------------------------------------------------------------
57      185     Heritage Health & Rehab. Center                 Vancouver            WA     April 30, 2010        #10
-------------------------------------------------------------------------------------------------------------------------
58      769     North Ridge Med. & Rehab. Center                Manitowoc            WI     April 30, 2010        #10
-------------------------------------------------------------------------------------------------------------------------
59      772     Family Heritage Med. & Rehab. Ctr.              Wisconsin Rapids     WI     April 30, 2010        #10
-------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                 Schedule 19.2.1

                                 Master Lease #1

---------------------------------------------------------------------------------------------------
                                                                Lease
Facility ID                Facility Name                      Expiration   Rent After Lease Renewal
---------------------------------------------------------------------------------------------------
    4620      Kindred Hospital - LaGrange                      30-Apr-10   May 1, 2010      528,854
---------------------------------------------------------------------------------------------------
    4628      Kindred Hospital Chattanooga                     30-Apr-10   May 1, 2010      876,961
---------------------------------------------------------------------------------------------------
    4690      Kindred Hospital - Chicago (Northlake Campus)    30-Apr-10   May 1, 2010    1,265,085
---------------------------------------------------------------------------------------------------
    4842      Kindred Hospital Westminster                     30-Apr-08   May 1, 2008    4,339,916
---------------------------------------------------------------------------------------------------

                                        6